                                                                    Exhibit 10.1


                       SECOND AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of January 31, 1999, by and among DYNAMEX INC. (the "Borrower"), a Delaware corporation, DYNAMEX CANADA INC. ("Dynamex Canada"), a federal Canadian corporation, DYNAMEX OPERATIONS EAST, INC. ("Dynamex East"), a Delaware corporation, DYNAMEX OPERATIONS WEST, INC. ("Dynamex West"), a Delaware corporation, ROAD RUNNER TRANSPORTATION, INC. ("Road Runner"), a Minnesota corporation, NEW YORK DOCUMENT EXCHANGE CORPORATION ("NYDEX"), a New York corporation, U.S.C. MANAGEMENT SYSTEMS, INC. ("USC"), a New York corporation, DYNAMEX DEDICATED FLEET SERVICES, INC. ("Fleet Services"), a Delaware corporation, CANNONBALL, INC. ("Cannonball"), an Illinois corporation, NATIONSBANK, N.A. ("NationsBank"), a national banking association, BANKBOSTON, N.A. ("BankBoston"), a national banking association, BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. (formerly Creditanstalt Corporate Finance, Inc.) ("Creditanstalt"), a Delaware corporation, THE BANK OF NOVA SCOTIA ("Scotia Bank"), a Canadian banking association, BANK ONE, TEXAS, N.A. ("Bank One"), a national banking association, NATIONSBANK, N.A. (formerly NationsBank of Texas, N.A.), as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent") and BANKBOSTON, N.A. and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. (formerly Creditanstalt Corporate Finance, Inc.), as co-agents (the "Co-Agents").

                                    RECITALS:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of August 26, 1997, by and among the Borrower, Dynamex Canada, Dynamex East, Dynamex West, Parcelway Courier Systems (B.C.) Ltd. (a British Columbia corporation that has now been dissolved), Road Runner, NationsBank, BankBoston, Creditanstalt-Bankverein, Scotia Bank, the Agent and BankBoston and Creditanstalt-Bankverein as co-agents (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Credit Agreement"), the Lenders agreed to provide to the Borrower a senior secured revolving credit and letter of credit facility (the "Credit Facility") in the maximum aggregate principal amount of $75,000,000.

         B. Pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 5, 1998, the parties to the Credit Agreement amended the Credit Agreement to increase the aggregate amount of the Credit Facility to $115,000,000 and in certain other respects.

         C. The Borrower and its Subsidiaries, the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement to decrease the aggregate amount of the Credit Facility to $65,000,000 and to amend the Credit Agreement in certain other respects.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Terms Defined. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

         2. Amendments to Certain Definitions.

                  (a) The following terms and definitions thereof set forth in
Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  "'Applicable Commitment Fee Rate' means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of (i) Funded Debt as of the date of the relevant financial statements referred to below to (ii) EBITDA for the four fiscal quarters of the Borrower and its Subsidiaries then most recently ended as of the date of such financial statements, calculated in accordance with Section 1.4:

  ---------------------------------------- ------------------------------------

                 Ratio of                              Applicable
           Funded Debt to EBITDA                   Commitment Fee Rate
  ---------------------------------------- ------------------------------------
  Less than 1.50 to 1.00                              0.25%
  ---------------------------------------- ------------------------------------
  Less  than  2.00  to 1.00  but  greater
  than or equal to 1.50 to 1.00                       0.25%
  ---------------------------------------- ------------------------------------
  Less  than  2.75  to 1.00  but  greater
  than or equal to 2.00 to 1.00                       0.25%
  ---------------------------------------- ------------------------------------
  Less  than  3.00  to 1.00  but  greater             0.25%
  than or equal to 2.75 to 1.00
  ---------------------------------------- ------------------------------------
  Greater than or equal to 3.00 to 1.00               0.375%
  ---------------------------------------- ------------------------------------


         For purposes hereof and notwithstanding the preceding sentence, the Applicable Commitment Fee Rate for the period from the Closing Date to the first Calculation Date shall be deemed to be 0.25% and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by the Borrower pursuant to Section 8.1(b) and the certificate delivered by the Borrower pursuant to Section 8.1(d); provided, that the Applicable Commitment Fee Rate for the period from the Second Amendment Effective Date to the first Calculation Date thereafter shall be deemed to be 0.375%; provided further that if the Borrower fails to deliver to the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Commitment Fee Rate shall be deemed to be the percentage reflected in the preceding table as if the ratio of Funded Debt to EBITDA were greater than 3.00 to 1.00 until the date such statements and certificate are received by the Agent, after which the Applicable Commitment Fee Rate shall be determined as otherwise provided herein."

                  "'Applicable Margin' means, for the period commencing with the Closing Date and thereafter, the rate per annum set forth in the table below that corresponds to the ratio of (i) Funded Debt as of the date of the relevant financial statements referred to below to (ii) EBITDA for the four fiscal quarters of the Borrower and its Subsidiaries then most recently ended as of the date of such financial statements, calculated in accordance with Section 1.4:

-------------------------------------- ----------------------------------------

                                                Applicable Margins for
-------------------------------------- ----------------------------------------
              Ratio of
        Funded Debt to EBITDA             ABR Loans        Eurodollar Loans
-------------------------------------- ---------------- -----------------------
Less than 1.50 to 1.00                       0%                  1.50%
-------------------------------------- ---------------- -----------------------
Less  than  2.00 to 1.00 but  greater
than or equal to 1.50 to 1.00                0%                  2.00%
-------------------------------------- ---------------- -----------------------
Less  than  2.75 to 1.00 but  greater
than or equal to 2.00 to 1.00                0.25%               2.50%
-------------------------------------- ---------------- -----------------------
Less  than  3.00 to 1.00 but  greater
than or equal to 2.75 to 1.00                0.25%               2.75%
-------------------------------------- ---------------- -----------------------
Greater than or equal to 3.00 to 1.00        0.50%               3.25%
-------------------------------------- ---------------- -----------------------

         For purposes hereof and notwithstanding the preceding sentence, the Applicable Margin for the period from the Closing Date to the first Calculation Date shall be deemed to be 0% for ABR Loans and 1.75% for Eurodollar Loans and shall thereafter be calculated on each Calculation Date based upon the preceding table and the financial statements delivered by the Borrower pursuant to Section 8.1(b) and the certificate delivered by the Borrower pursuant to Section 8.1(d); provided, that the Applicable Margin for the period from the Second Amendment Effective Date to the first Calculation Date thereafter shall be deemed to be 0.50% for ABR Loans and 3.25% for Eurodollar Loans; provided further that if the Borrower fails to deliver to the Agent such financial statements or certificate on or before the relevant Calculation Date, the Applicable Margin shall be deemed to be the percentage reflected in the preceding table as if the ratio of Funded Debt to EBITDA were greater than 3.00 to 1.00 until the date such statements and certificate are received by the Agent, after which the Applicable Margin shall be determined as otherwise provided herein."

                  "'Commitment' means, as to any Lender, the obligation of such Lender to make or continue Loans and incur or participate in Letter of Credit Liabilities hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on the signature pages hereto (or any amendment hereto) under the heading "Commitment" or, if such Lender is a party to an Assignment and Acceptance, the amount of the

         "Commitment" set forth in the most recent Assignment and Acceptance of such Lender, as the same may be reduced or terminated pursuant to
         Section 2.12 or 11.2, and "Commitments" means such obligations of all Lenders. As of the Second Amendment Effective Date, the aggregate principal amount of the Commitments is $65,000,000."

                  "'EBITDA' means, for any period, without duplication, the sum of the following for the Borrower and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Net Income, plus (b) Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Net Income, plus (d) depreciation and amortization expense, plus (e) other non-cash items to the extent deducted in determining Net Income, including, for any calculations that include the fiscal quarter ended July 31, 1998, $1,573,000, and including, for any calculations that include the fiscal quarter ended January 31, 1999, $594,000, minus
         (f) non-cash income to the extent included in determining Net Income, plus (g) for any calculations that include the fiscal quarter ended January 31, 1999, $1,733,000."

                  "'Lease Expense' means, for any period, the lease expense of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, and includes, without limitation, expenses under Operating Leases."

                  (b) Section 1.1 of the Credit Agreement is hereby amended to add the following new term and definition thereof, which term shall appear in alphabetical order in such Section 1.1:

                  "'Second Amendment Effective Date' means January 31, 1999."

         3. Amendment to Section 2.13. The first sentence of subsection (c) of
Section 2.13 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(c) The Borrower agrees to pay to the Agent for the account of each Lender, concurrently with the issuance of such Letter of Credit and on each Quarterly Date thereafter, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to
         (i) the Applicable Margin for Eurodollar Loans, calculated in accordance with the definition of "Applicable Margin" contained herein, multiplied by (ii) the face amount of the Letter of Credit then in effect; provided, that the Applicable Margin for Eurodollar Loans for the period from the Second Amendment Effective Date to the first Calculation Date thereafter shall be deemed to be 3.25%."

         4. Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended to include a new fourth sentence, which sentence shall read in its entirety as follows:

         "Without limiting the generality of the foregoing, and notwithstanding anything to the contrary contained in this Section 8.6, the Agent or its representatives may, at the Borrower's expense, conduct a field exam during the period commencing with the Second Amendment Effective Date and ending on June 15, 1999."

         5. Addition of Section 8.18. The Credit Agreement is hereby amended to include a new Section 8.18, which Section 8.18 shall read in its entirety as follows:

                  "Section 8.18 Limitation on Value of Alpine Enterprises, Ltd. The Borrower will ensure that Alpine Enterprises, Ltd. does not have assets valued at or exceeding Cdn.$1,500,000 at any time.

         6. Amendment to Section 9.3. The proviso at the end of Section 9.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "provided, however, that no Permitted Acquisitions may be made if (1) a Default exists at the time of such Permitted Acquisition or would result therefrom, or (2) the ratio of Total Debt to EBITDA for the most recent four fiscal quarters of the Borrower then ended, calculated in accordance with Section 10.1, is greater than 3.00 to 1.00 unless such Permitted Acquisition has been approved in writing by the Required Lenders."

         7. Amendment to Section 9.5. The proviso at the end of Section 9.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "provided, however, that (A) no Investments may be made by any Loan Party pursuant to clauses (g), (h), (i) or (j) preceding if a Default exists at the time of such Investment or would result therefrom and (B) no Investments in Alpine Enterprises, Ltd., other than amounts not to exceed Cdn.$250,000 in aggregate principal amount at any time outstanding loaned by Dynamex Canada to Alpine Enterprises, Ltd. pursuant to one or more intercompany notes, may be made by any Loan Party after the Second Amendment Effective Date."

         8. Amendment to Section 10.1. Section 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 10.1 Maximum Ratio of Total Debt to EBITDA. The Borrower and its consolidated Subsidiaries will not permit the ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended April 30, 1997, and in accordance with Section 1.4, of (i) Total Debt to (ii) EBITDA for the four fiscal quarters of the Borrower then ended to be greater than the ratio set forth below for the applicable fiscal quarter end:

               Fiscal Quarter Ended                       Maximum Ratio
---------------------------------------------------- ----------------------
April 30, 1997, July 31, 1997, October 31, 1997,
January 31, 1998 and April 30, 1998                       3.25 to 1.00

July 31, 1998 and October 31, 1998                        3.00 to 1.00

January 31, 1999                                          3.25 to 1.00

April 30, 1999                                            3.50 to 1.00

July 31, 1999                                             3.75 to 1.00

October 31, 1999                                          3.60 to 1.00

January 31, 2000                                          3.10 to 1.00

April 30, 2000 and each fiscal quarter end                3.00 to 1.00
thereafter

         9. Amendment to Section 10.3. Section 10.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 10.3 Minimum Fixed Charge Coverage Ratio. The Borrower and its consolidated Subsidiaries will not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of the Borrower commencing with the fiscal quarter ended April 30, 1997, and in accordance with Section 1.4, for the four fiscal quarters of the Borrower then ended to be less than the ratio set forth below for the applicable fiscal quarter end:

    Fiscal Quarter Ended                    Minimum Ratio
------------------------------ ---------------------------------------
April 30, 1997, July 31,
1997, October 31, 1997,
January 31, 1998 and
April 30, 1998                              1.50 to 1.00

July 31, 1998, and October
31, 1998                                    1.65 to 1.00

January 31, 1999 and April
30, 1999                                    1.00 to 1.00

July 31, 1999                               1.25 to 1.00

October 31, 1999 and
each fiscal quarter end
thereafter                                  1.50 to 1.00

         10. Amendment to Section 10.4. Section 10.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Section 10.4 Capital Expenditures. The Borrower and its Subsidiaries (a) will not permit the aggregate Capital Expenditures of the Borrower and its Subsidiaries during the period from February 1, 1999 through and including January 31, 2000 (exclusive of any purchase or acquisition of Capital Stock or assets permitted by clause (ii) of
         Section 9.3) to exceed $3,500,000, and (b) will not permit the aggregate Capital Expenditures of the Borrower and its Subsidiaries during any period of four consecutive fiscal quarters (exclusive of any purchase or acquisition of Capital Stock or assets permitted by clause
         (ii) of Section 9.3) to exceed $3,500,000, provided, however, that the initial calculation with respect to this clause (b) shall be made as of April 30, 2000."

         11. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before March 31, 1999:

                  (a) The Agent shall have received all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                           (i) Amendment Documents. This Amendment as executed by the parties hereto and any other agreement, document, instrument or certificate reasonably required by the Agent or the Lenders to be executed or delivered by the Borrower or any other Loan Party in connection with this Amendment, each duly executed by each of the parties thereto (collectively, the "Amendment Documents");

                           (ii) Resolutions. Resolutions of the Board of Directors of the Borrower and the other Loan Parties certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Amendment Documents to which the Borrower or such Loan Party is or is to be a party;

                           (iii) Legal Opinions. Legal opinions from Texas and Ontario counsel to the Borrower and its Subsidiaries;

                           (iv) Amendment Fee. The amendment fee referred to in Paragraph 22 of this Amendment;

                           (v) Fees, Costs and Expenses. All fees, costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Agent incident to this Amendment or required to be paid in accordance with Section 13.1 of the Credit Agreement, to the extent incurred and submitted to the Borrower, shall have been paid in full by the Borrower; and

                           (vi) Additional Information. The Agent shall have received such additional agreements, documents, instruments and information as the Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby;

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date);

                  (c) All corporate proceedings taken in connection with this Amendment and the other Amendment Documents, and all legal matters incident thereto, shall be reasonably satisfactory to the Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

                  (d) No Default or Event of Default shall have occurred and be continuing.

The Agent shall, promptly after all of the conditions precedent set forth in this Paragraph 11 have been satisfied, so notify the Borrower and the Lenders in writing. In the event that each of the aforesaid conditions precedent set forth in this Paragraph 11 has not been satisfied on or before March 31, 1999, this Amendment shall be of no force or effect.

         12. Representations and Warranties. Each of the Borrower and the other Loan Parties hereby jointly and severally represent and warrant to, and agrees with, the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the Subsidiaries of the Borrower identified on Schedule 1 hereto are the only Subsidiaries of the Borrower, and, with respect to each of the Subsidiaries of the Borrower, the authorized Capital Stock, the par value per share, the number of shares issued and outstanding and the owner(s) of such issued and outstanding shares are as specified on such Schedule 1; (b) each material action, suit, investigation or proceeding before or by any Governmental Authority or arbitrator pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary of the Borrower as of March 15, 1999, is disclosed on Schedule 2 hereto, and none of such actions, suits, investigations or proceedings could, if adversely determined, have a Material Adverse Effect or could adversely affect the ability of the Borrower and the other Loan Parties to pay or perform their indebtedness, liabilities or obligations under the Credit Agreement or the other Loan Documents; (c) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the other Loan Parties and will not violate the Borrower's or any Loan Party's corporate charter or bylaws; (d) the term Loan Documents as defined in the Credit Agreement and as used in any of the Loan Documents includes, without limitation, the Amendment Documents; (e) all representations and warranties set forth in the Credit Agreement and in the Security Documents are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (f) no Default or Event of Default has occurred and is continuing; (g) Alpine Enterprises, Ltd. does not have assets valued at or exceeding Cdn.$1,500,000 as of the Second Amendment Effective Date; and

(h) the Credit Agreement, the Notes, the Guaranties, the Security Documents and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of the Borrower and the other Loan Parties (as applicable) which are parties thereto in accordance with their terms.

         13. Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

         14. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         15. No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND (B) THE AGENT OR ANY LENDER.

         16. Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

         17. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon such representations and warranties.

         18. Reference to Credit Agreement. This Amendment shall constitute a Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         19. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         20. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; provided, however, that neither the Borrower nor any of the other Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         21. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         22. Amendment Fee. The Borrower shall pay to the Agent, on or before the date of this Amendment, an amendment fee in the amount of $325,000.00, which amendment fee shall be divided pro rata amongst the Lenders based upon their respective Commitments.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                                        THE BORROWER AND ITS SUBSIDIARIES:

                                        DYNAMEX INC.
                                        DYNAMEX OPERATIONS EAST, INC.
                                        DYNAMEX OPERATIONS WEST, INC.
                                        ROAD RUNNER TRANSPORTATION, INC.
                                        NEW YORK DOCUMENT
                                         EXCHANGE CORPORATION
                                        U.S.C. MANAGEMENT SYSTEMS, INC.
                                        DYNAMEX DEDICATED FLEET
                                         SERVICES, INC.
                                        and
                                        CANNONBALL, INC.


                                        By:
                                           ------------------------------------
                                        Name: Jeffrey N. MacDowell
                                        Title: Vice President


                                        DYNAMEX CANADA INC.


                                        By:
                                           ------------------------------------
                                        Name: Jeffrey N. MacDowell
                                        Title: Vice President

                                        THE AGENT AND A LENDER:

Commitment:  $25,435,000                NATIONSBANK, N.A.,
                                        individually and as the Agent

                                        By:
                                           ------------------------------------
                                        Name:    Frank Izzo
                                        Title:   Senior Vice President

                                        THE CO-AGENTS AND LENDERS:

Commitment:  $14,130,000                BANKBOSTON, N.A.,
                                        individually and as a Co-Agent

                                        By:
                                           ------------------------------------
                                        Name:   Tony Zhang
                                        Title:  Vice President

Commitment:  $8,478,000                 BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC. FKA
                                        CREDITANSTALT CORPORATE FINANCE, INC.,
                                        individually and as a Co-Agent

                                        By:
                                           ------------------------------------
                                        Name:  Robert M. Biringer
                                             ----------------------------------
                                        Title: Executive Vice President
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:  John G. Taylor
                                             ----------------------------------
                                        Title: Senior Associate
                                              ---------------------------------

                                        ADDITIONAL LENDERS:

Commitment:  $8,478,000                 THE BANK OF NOVA SCOTIA


                                        By:
                                           -------------------------------------
                                        Name:   F.C.H. Ashby
                                             -----------------------------------
                                        Title:  Senior Manager - Loan Operations
                                              ----------------------------------

Commitment:  $8,478,000                 BANK ONE, TEXAS, N.A.

                                        By:
                                           ------------------------------------
                                        Name:   Mark B. Wade
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                                   SCHEDULE 1

                       SUBSIDIARIES OF THE BORROWER, ETC.

------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
                                                                                    Shares Issued and            Owner(s)
      Subsidiary                  Capital Stock             Shares Authorized          Outstanding               of Shares
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Dynamex Canada Inc.                  Common;                Unlimited Common;          100 Common;        The Borrower owns 100% of
                                    Preferred              Unlimited Preferred     3,750,000 Preferred    the Common and  Preferred
                                                                                                          Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Dynamex Operations                   Common                   10,000 Common            1,000 Common       The Borrower owns 100% of
East, Inc.                                                                                                the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Dynamex Operations                   Common                   10,000 Common            1,000 Common       The Borrower owns 100% of
West, Inc.                                                                                                the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Road Runner                      Common (Voting;              25,000 Common        6,545 Voting Common;   The Borrower owns 100% of
Transportation, Inc.        Non-Voting; Undesignated)        (7,000 Voting;          4,363.9998 Non-      the Voting Common and
                                                            5,000 Non-Voting;         Voting Common       Non-Voting Common Shares.
                                                          13,000 Undesignated)
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
New York Document                    Common                    200 Common               150 Common        The Borrower owns 100% of
Exchange Corporation                                                                                      the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
U.S.C. Management                    Common                  200,000 Common            91.33 Common       The Borrower owns 100% of
Systems, Inc.                                                                                             the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Alpine Enterprises, Ltd.      Class A Voting Common           Unlimited of             290 Class A        Dynamex Canada Inc. owns
                              Class B Voting Common            each class             Voting Common       100% of the Class A
                              Class C Voting Common                                                       Voting Common Shares.
                              Class D Voting Common
                            Class A Non-Voting Common
                            Class B Non-Voting Common
                            Class C Non-Voting Common
                            Class D Non-Voting Common
                                Preference Shares
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Dynamex Dedicated Fleet              Common                      10,000                1,000 Common       The Borrower owns 100% of
Services, Inc.                                                                                            the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------
Cannonball, Inc.                     Common                      71,450                   69,350          The Borrower owns 100% of
                                                                                                          the Common Shares.
------------------------- ------------------------------ ------------------------ ----------------------- -------------------------

                                   SCHEDULE 2

                                LITIGATION, ETC.


1. The information set forth on Schedule 7.6 to the Credit Agreement is incorporated herein by reference.

2. In November and December 1998, two class action lawsuits were filed in the United States District Court for the Northern District of Texas, naming the Company and certain of its current and former executive officers as defendants. The lawsuits arise from the Company's November 2, 1998 announcement that it was (i) revising its results of operations for the year ended July 31, 1998 from that which had been previously announced on September 16, 1998 and (ii) restating its results of operations for the third quarter of fiscal 1998 from that which had been previously reported. The complaints allege the defendants issued a series of materially false and misleading statements and omitted material facts concerning the Company's financial condition and business operations. The lawsuits allege violations of the Securities Act of 1933 and Securities Exchange Act of 1934. The plaintiffs seek unspecified damages on behalf of all other purchasers of the Company's common stock during the period of December 3, 1997 through and including October 30, 1998.

         On February 5, 1999, the Court entered an Order consolidating the actions and approved the selection of three law firms as co-lead counsel. Pursuant to an agreed upon schedule, a consolidated and amended complaint will be filed on March 22, 1999. At this date, no class has been certified nor has any discovery commenced. The Company is unable to determine the likely outcome of this matter or estimate the amount, or potential range of, loss with respect to this matter.